                                                                Exhibit 8(a)(ix)

                   AMENDMENT NO. 15 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996, and as subsequently amended, by replacing Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
        EFFECTIVE MAY 1, 2014 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)

                                                       POLICY FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                                  FUNDED BY SEPARATE ACCOUNT                       FIDELITY FUND (CLASS)
-------------------------------------------- ------------------------------------------------------ --------------------------------
Lincoln National Variable Annuity Account C  18829, 25982RSC, 28645 0697, 18831                     Growth - Service Class
                                             (Individual Multi-Fund(R))
                                             30070-B (Multi-Fund(R) 5)
                                             30070-CD-B (Multi-Fund(R) Select)                      Growth - Service Class 2

Lincoln National Variable Annuity Account L  GAC91-101; GAC96-111                                   Equity-Income - Initial Class
                                             GAC96-101                                              Growth - Initial Class
                                             (GVA I, II, III)                                       Money Market

Lincoln Life Flexible Premium Variable Life  LN605/615 (VUL I)                                      Equity-Income - Initial Class
Account M
                                             LN660(VUL) (VUL(CV))                                   Growth - Service Class
                                             LN680(VUL(DB))                                         High Income - Service
                                             LN665(VUL(CV) II)                                      Overseas - Service Class

                                             ELITE SERIES:
                                             LN680 (VUL(DB)), LN665 (VUL(DB) II) (VUL(DB) IV)       Equity-Income - Service Class
                                             MoneyGuard                                             Growth - Service Class
                                             LN690 (VUL(CV) II) (VULFlex)                           Overseas - Service Class
                                             LN670 (VUL(CV) III) (VUL(CV) IV)
                                             LN691 (VULONE), LN693 (Momentum VULONE)
                                             LN694 (VULONE2005), LN695 (Momentum VULONE2005)
                                             LN696 (VULONE2007), (Momentum VULONE2007)
                                             LN698 Asset Edge

Lincoln Life Variable Annuity Account N      AN425 (ChoicePlus)                                     Overseas - Initial Class
                                                                                                    Equity-Income - Initial Class
                                                                                                    Growth - Initial Class
                                                                                                    Equity-Income - Service Class
                                                                                                    Growth - Service Class

                                             30296 (ChoicePlus Access)                              Overseas - Service Class 2
                                             30295 (ChoicePlus Bonus)                               Equity-Income - Service Class 2
                                                                                                    Growth - Service Class 2

                                             30070-B (ChoicePlus II)                                Equity-Income - Service Class 2
                                             30070-B (ChoicePlus II Access)                         Growth - Service Class 2
                                             30070-B (ChoicePlus II Bonus)                          Overseas - Service Class 2
                                             30070-B (ChoicePlus II Advance)

                                             30070-B ChoicePlus Assurance - (A Share/Class)         Equity-Income - Service Class 2
                                             30070-B ChoicePlus Assurance - (B Class)               Growth - Service Class 2
                                             30070-B ChoicePlus Assurance - (B Share)               Overseas - Service Class 2
                                             30070-B ChoicePlus Assurance - (C Share)
                                             30070-B ChoicePlus Assurance - (L Share)
                                             30070-B ChoicePlus Assurance - (Bonus)
                                             30070-B ChoicePlus Assurance (Prime)
                                             30070-B, 30070-A 8/03 ChoicePlus Assurance (Series)
                                             30070-B ChoicePlus Momentum Income Option
                                             30070-B ChoicePlus Rollover
                                             30070-B ChoicePlus Signature
                                             30070-A ChoicePlus Fusion
                                             30070-B Investor Advantage(SM)
                                             30070-A Investor Advantage(SM) - Fee Based
                                             30070-B Investor Advantage(SM) RIA                     Growth - Initial Class

                                             30070-CP-Design (all variations)                       Growth - Service Class 2
                                                                                                    Overseas - Service Class 2

Lincoln Life Variable Annuity Account Q      28883, 28884, 28890, 28867, 28868,                     Growth - Service Class
                                             28891, 28903 (Group MultiFund)

Lincoln Life Flexible Premium Variable Life  LN650 (SVUL I)                                         Equity-Income - Initial Class
Separate Account R                           LN650 (SVUL)                                           Growth - Service Class
                                             LN655 (SVUL II)                                        High Income - Service Class
                                                                                                    Overseas - Service Class

                                             ELITE SERIES:

                                             LN655 (SVUL II)                                        Equity-Income - Service Class
                                             LN656 (SVUL III) (SVUL IV)                             Growth - Service Class
                                                                                                    Overseas - Service Class

                                             LN657 (SVULONE), LN658 (Momentum SVULONE)              Growth - Service Class
                                             LN657 (SVULONE2007), (Momentum SVULONE2007)            Overseas - Service Class

Lincoln Life Flexible Premium Variable Life  LN920/921 (CVUL)                                       Growth - Service Class
Account S                                    LN925/926 (CVUL Series III)                            High Income - Service Class
                                                                                                    Overseas - Service Class


                                             ELITE SERIES:                                          Equity-Income - Service Class
                                             LN925-926 (CVUL Series III)                            Growth - Service Class

                                             LN935 (LCV4)                                           Overseas - Service Class
                                             LN939 (LCV5)                                           Growth - Service Class
                                             LN939 (Lincoln Corporate Commitment VUL)               Overseas - Service Class

Lincoln Life Variable Annuity Account T      30070-B (SEI)                                          Equity-Income - Service Class 2
                                             30070-B (SEI Select)                                   Growth - Service Class 2
                                                                                                    Money Market - Service Class

Lincoln Life Variable Annuity Account W      30070-B (New Directions Core)                          Overseas - Service Class 2
                                             30070-B (New Directions Access)
                                             30070-B (New Directions Access 4)

Lincoln Life Flexible Premium Variable Life  LN930 (Lincoln Corporate Variable Private Solutions)   Equity-Income - Initial Class
Account Z                                    LN940 (Private Placement VUL)                          Equity-Income - Service Class
                                                                                                    Growth - Service Class
                                                                                                    Overseas - Service Class
                                                                                                    High Income - Service Class
                                                                                                    Money Market - Service Class
                                                                                                    Money Market- Initial Class

Lincoln National Variable Annuity Account 57 19476 (Director)                                       Equity Income - Service Class 2

Lincoln National Variable Annuity Account 58 19476 (Director)                                       Growth - Service Class 2

Lincoln National Variable Annuity Account 59 19476 (Director)                                       Overseas - Service Class 2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

         Date: 3/28/14              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               -------

                                    By: /s/ Daniel R. Hayes
                                        -------------------
                                    Name:      Daniel R. Hayes
                                    Title:     Vice President


          Date 4/25/14              VARIABLE INSURANCE PRODUCTS FUND
               -------
                                    By: /s/ Joseph Zambello
                                        -------------------
                                    Name:     Joseph Zambello
                                    Title: Deputy Treasurer


          Date 4/25/14              FIDELITY DISTRIBUTORS CORPORATION
               -------
                                    By: /s/ Robert Bachman
                                        -------------------
                                    Name: Robert Bachman
                                    Title: EVP

                   AMENDMENT NO. 19 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996, and as subsequently amended, by replacing Schedule A in its entirety with the attached Schedule A.

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
        EFFECTIVE MAY 1, 2014 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)

                                                      POLICY FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                                 FUNDED BY SEPARATE ACCOUNT                      FIDELITY FUND (CLASS)
-------------------------------------------- --------------------------------------------------- -----------------------------------
Lincoln National Variable Annuity Account C  18829, 25982RSC, 28645 0697 Multi-Fund(R)           Contrafund - Service Class
                                             30070-B Multi-Fund(R) 5                             Contrafund - Service Class 2
                                             30070-CD-B Multi-Fund(R) Select
                                             30070-B Multi-Fund(R) 5 Retirement Annuity

Lincoln National Variable Annuity Account L  GAC96-111; GAC91-101                                Asset Manager - Initial Class
                                             GVA I, II, III                                      Contrafund - Service Class 2

Lincoln Life Flexible Premium Variable Life  LN605/615 VUL I                                     Asset Manager - Initial Class
Account M                                                                                        Investment Grade Bond - Initial
                                                                                                   Class

                                             LN660 VUL, VUL(CV) II                               Contrafund - Service Class
                                             LN680 VUL(DB)

                                             ELITE SERIES:
                                             LN680 VUL(DB), LN690 VUL(DB) II, VUL(DB) IV         Contrafund - Service Class
                                             MoneyGuard
                                             LN665 VUL(CV) II, VULFlex
                                             LN670 VUL(CV) III, VUL(CV) IV
                                             LN691 VULONE, LN693 Momentum VULONE
                                             LN694 VULONE2005, LN695 Momentum VULONE2005
                                             LN696 VULONE2007, Momentum VULONE2007
                                             LN698 AssetEdge

Lincoln Life Variable Annuity Account N      AN425 ChoicePlus                                    Contrafund - Service Class 2

                                             30070-B ChoicePlus II                               Contrafund - Service Class 2
                                             30070-B ChoicePlus II Access
                                             30070-B ChoicePlus II Bonus
                                             30070-B ChoicePlus II Advance

                                             30070-B ChoicePlus Assurance (A Share/Class)        Contrafund - Service Class 2
                                             30070-B ChoicePlus Assurance (B Class)
                                             30070-B ChoicePlus Assurance (B Share)
                                             30070-B ChoicePlus Assurance (C Share)
                                             30070-B ChoicePlus Assurance (L Share)
                                             30070-B ChoicePlus Assurance (Bonus)
                                             30070-B ChoicePlus Assurance (Prime)
                                             30070-B, 30070-A 8/03 ChoicePlus Assurance (Series)
                                             30070-B ChoicePlus Momentum Income Option
                                             30070-CP-Design (all variations) ChoicePlus Design
                                             30070-B ChoicePlus Rollover
                                             30070-B ChoicePlus Signature
                                             30070-A ChoicePlus Fusion
                                             30070-B Investor Advantage(SM)
                                             30070-A Investor Advantage(SM) Fee-Based
                                             30070-B Investor Advantage(SM) RIA                  Contrafund - Initial Class

Lincoln Life Variable Annuity Account Q      28883, 28884, 28890, 28867, 28868,                  Contrafund - Service Class
                                             28891, 28903 Group MultiFund

Lincoln Life Flexible Premium Variable Life  LN650 SVUL I                                        Asset Manager - Initial Class
Separate Account R                                                                               Investment Grade Bond - Initial
                                                                                                   Class

                                             LN650 SVUL                                          Investment Grade Bond - Initial
                                                                                                   Class
                                             LN655 SVUL II                                       Asset Manager - Initial Class
                                                                                                 Contrafund - Service Class

                                             ELITE SERIES:
                                             LN655 SVUL II                                       Asset Manager - Initial Class
                                             LN656 SVUL III SVUL IV                              Investment Grade Bond - Initial
                                                                                                   Class
                                                                                                 Contrafund - Service Class

                                             LN657 SVULONE, LN658 Momentum SVULONE               Contrafund - Service Class
                                             LN697 SVULONE2007, Momentum SVULONE2007

Lincoln Life Flexible Premium Variable Life  LN920/921 CVUL                                      Contrafund - Service Class
Account S                                    LN925/926 CVUL Series III                           Asset Manager - Service Class
                                             LN939 Lincoln Corporate Commitment VUL

                                                                                                 Freedom 2020 - Service Class
                                                                                                 Freedom 2030 - Service Class
                                                                                                 Freedom 2040 - Service Class
                                                                                                 Freedom 2050 - Service Class
                                                                                                 Freedom Income - Service Class
                                                                                                 Investment Grade Bond - Service
                                                                                                   Class

                                             ELITE SERIES:                                       Contrafund - Service Class
                                             LN925-926 CVUL Series III                           Asset Manager - Service Class
                                             LN935 LCV4
                                             LN939 LCV5

Lincoln Life Variable Annuity Account T      30070-B SEI                                         Contrafund - Service Class 2
                                             30070-B SEI Select

Lincoln Life Variable Annuity Account W      30070-B New Directions Core                         Contrafund - Service Class 2
                                             30070-B New Directions Access
                                             30070-B New Directions Access 4

Lincoln Life Flexible Premium Variable Life  LN930 Lincoln Corporate Variable Private Solutions  Contrafund - Service Class 2
Account Z                                    LN940 Private Placement VUL                         Contrafund - Initial Class
                                                                                                 Asset Manager - Service Class
                                                                                                 Asset Manager - Initial Class
                                                                                                 Investment Grade Bond - Service
                                                                                                   Class
                                                                                                 Index 500 Portfolio - Initial Class
                                                                                                 Freedom 2020 - Service Class
                                                                                                 Freedom 2030 - Service Class
                                                                                                 Freedom 2040 - Service Class
                                                                                                 Freedom 2050 - Service Class
                                                                                                 Freedom Income - Service Class

Lincoln National Variable Annuity Account 35 19476 Director                                      Contrafund - Service Class

Lincoln Life Separate Account 4k             19476 Lincoln American Legacy Retirement Group      Contrafund - Service Class 2
                                             Variable Annuity

Separate Account BLM                         Lincoln Corporate Commitment Private Placement      Investment Grade Bond - Initial
                                             BOLI                                                  Class

Lincoln National Fund 3                      12687 Group Variable Annuity Fund 3                 S&P 500 Index - Initial Class

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

          Date 3/28/14              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               -------
                                    By: /s/ Daniel R. Hayes
                                        -------------------
                                    Name:    Daniel R. Hayes
                                    Title:   Vice President


          Date 4/25/14              VARIABLE INSURANCE PRODUCTS FUND II
               -------
                                    By: /s/ Joseph Zambello
                                        -------------------
                                    Name:    Joseph Zambello
                                    Title: Deputy Treasurer


          Date 4/25/14              FIDELITY DISTRIBUTORS CORPORATION
               -------
                                    By: /s/ Robert Bachman
                                        -------------------
                                    Name: Robert Bachman
                                    Title: EVP

                   AMENDMENT NO. 15 TO PARTICIPATION AGREEMENT

The Lincoln National Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated October 30, 1998, and as subsequently amended, by replacing Schedule A with the attached Schedule A:

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
        EFFECTIVE MAY 1, 2014 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT)

                                                       POLICY FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                                  FUNDED BY SEPARATE ACCOUNT                      FIDELITY FUND (CLASS)
------------------------------------------------------------------------------------------------------------------------------------
Lincoln National Variable Annuity Account C  30070-B Multi-Fund(R) 5                             Mid Cap - Service Class 2
                                             30070-B Multi-Fund(R) 5 Retirement Annuity

Lincoln Life Flexible Premium Variable Life  LN660 VUL, VUL(CV)                                  Growth Opportunities -- Service
Account M                                    LN680 VUL(DB)                                         Class
                                             LN665 VUL(CV) II

                                             ELITE SERIES:
                                             LN680 VUL(DB), LN690 VUL(DB) II, VUL(DB) IV         Mid Cap - Service Class
                                             MoneyGuard
                                             LN665 VUL(CV) II, VULFlex
                                             LN670 VUL(CV) III, VUL(CV) IV
                                             LN691 VULONE, LN693 Momentum VULONE
                                             LN694 VULONE2005, LN695 Momentum
                                             VULONE2005
                                             LN696 VULONE2007, Momentum VULONE2007
                                             LN698 AssetEdge

Lincoln Life Variable Annuity Account N      AN425 ChoicePlus                                    Mid Cap - Service Class 2
                                             30296 ChoicePlus Access
                                             30295 ChoicePlus Bonus
                                             30070-B ChoicePlus II
                                             30070-B ChoicePlus II Access
                                             30070-B ChoicePlus II Bonus
                                             30070-B ChoicePlus II Advance
                                             30070-B ChoicePlus Assurance (A Share/Class)
                                             30070-B ChoicePlus Assurance (B Class)
                                             30070-B ChoicePlus Assurance (B Share)
                                             30070-B ChoicePlus Assurance (C Share)
                                             30070-B ChoicePlus Assurance (L Share)
                                             30070-B ChoicePlus Assurance (Bonus)
                                             30070-B ChoicePlus Assurance (Prime)
                                             30070-B, 30070-A ChoicePlus Assurance (Series)
                                             30070-B ChoicePlus Momentum Income Option
                                             30070-B ChoicePlus Rollover
                                             30070-B ChoicePlus Signature
                                             30070-CP-Design (all variations) ChoicePlus Design
                                             30070-A ChoicePlus Fusion
                                             30070-B Investor Advantage(SM)
                                             30070-A Investor Advantage(SM) Fee-Based
                                             30070-N Investor Advantage(SM) RIA                  Mid-Cap - Initial Class

Lincoln Life Flexible Premium Variable Life  LN650 SVUL                                          Growth Opportunities -- Service
                                                                                                   Class
Separate Account R                           LN655 SVUL-II

                                             ELITE SERIES:
                                             LN655 SVUL II                                       Mid Cap - Service Class
                                             LN656 SVUL III, SVUL IV
                                             LN657 SVULONE
                                             LN658 Momentum SVULONE
                                             LN697 SVULONE2007, Momentum
                                             SVULONE2007

Lincoln Life Flexible Premium Variable Life  LN920/921 CVUL                                      Mid Cap - Service Class
Account S                                    LN925/926 CVUL Series III

                                       10

                                             LN925/926 CVUL Series III Elite
                                             LN935 LCV4
                                             LN939 LCV5
                                             LN939 Lincoln Corporate Commitment VUL

Lincoln Life Variable Annuity Account W      30070-B New Directions Core                         Growth Opportunities - Service
                                                                                                   Class 2
                                             30070-B New Directions Access
                                             30070-B New Directions Access 4

Lincoln Life Flexible Premium Variable Life  LN930 Lincoln Corporate Private Solution            Mid Cap - Service Class
Account Z                                    LN940 Private Placement VUL                         Growth Opportunities - Service
                                                                                                   Class

Lincoln National Variable Annuity Account 84 19476 Director                                      Mid Cap - Initial Class

Lincoln Life Separate Account 4k             19476 Lincoln American Legacy Retirement Group      Mid Cap - Service Class 2
                                             Variable Annuity

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized officer as of the date specified below.


          Date 3/28/14              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               -------
                                    By: /s/ Daniel R. Hayes
                                        -------------------
                                    Name: Daniel R. Hayes
                                    Title: Vice President


          Date 4/25/14              VARIABLE INSURANCE PRODUCTS FUND III
               -------
                                    By: /s/ Joseph Zambello
                                        -------------------
                                    Name: Joseph Zambello
                                    Title: Deputy Treasurer


          Date 4/25/14              FIDELITY DISTRIBUTORS CORPORATION
               -------
                                    By: /s/ Robert Bachman
                                        -------------------
                                    Name: Robert Bachman
                                    Title: EVP

                                       11